UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 8, 2012

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32496	77-0635673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Belt Line Road, Suite 200, Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 687-0030

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2012, Cano Petroleum, Inc., a Delaware corporation (the “Company”), entered into an amendment (the “Consulting Agreement Amendment”) to the Consulting Agreement dated July 11, 2011 between the Company and John H. Homier, a description of which is contained in Item 5.02 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commissions (“SEC”) on July 15, 2011 and is hereby incorporated herein by reference (the “Consulting Agreement”).  Pursuant to the Consulting Agreement, Mr. Homier serves as the Chief Financial Officer and Secretary of the Company.  The Consulting Agreement Amendment amends the Consulting Agreement by providing for the Company to pay Mr. Homier a consulting fee of $395 per hour beginning on January 1, 2012, in place of the previous Consulting Fee paid to Mr. Homier equal to $30,000 per month, and a cash bonus of $150,000 upon the termination of the Consulting Agreement by the Company for any reason other than Mr. Homier’s gross negligence or willful misconduct.  The Consulting Agreement Amendment also provides for the Company to pay Mr. Homier a retainer of $20,000 upon the execution of the Consulting Agreement Amendment.

On February 8, 2012, the Company entered into an amendment (the “Engagement Letter Amendment”) to the Engagement Letter dated February 10, 2011 between the Company and Blackhill Partners LLC (“Blackhill”), a description of which is contained in Item 1.01 to the Company’s current report on Form 8-K filed with the SEC on February 16, 2011 and is hereby incorporated herein by reference (the “Engagement Letter”).  Pursuant to the Engagement Letter, James R. Latimer III serves as Chief Executive Officer and a member of the board of directors of the Company.  The Engagement Letter Amendment amends the Engagement Letter by providing for the Company to pay Blackhill professional fees of $475 per hour that Mr. Latimer provides services to the Company beginning on January 1, 2012, in place of the previous professional fees paid to Blackhill equal to $50,000 per month.

Copies of the Consulting Agreement Amendment and the Engagement Letter Amendment are filed as Exhibit 10.1 and Exhibit 10.2 to this current report on Form 8-K, respectively, and are incorporated herein by reference.  The descriptions of the Consulting Agreement Amendment and Engagement Letter Amendment in this report are only summaries and are qualified in their entirety by the terms of the Consulting Agreement Amendment and the Engagement Letter Amendment.

Item 9.01                                             Financial Statements and Exhibits.

(d)           Exhibits.

10.1                           Amendment Number One to Consulting Agreement dated February 8, 2012 between Cano Petroleum, Inc. and John H. Homier.

10.2                           Amendment Number One to Engagement Letter dated February 8, 2012 between Cano Petroleum, Inc. and Blackhill Partners LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: February 14, 2012
	By:	/s/ James R. Latimer, III
James R. Latimer, III
Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit

10.1	Amendment Number One to Consulting Agreement dated February 8, 2012 between Cano Petroleum, Inc. and John H. Homier.

10.2	Amendment Number One to Engagement Letter dated February 8, 2012 between Cano Petroleum, Inc. and Blackhill Partners LLC.